                                                                   Exhibit 10.28

                  The securities represented by this Warrant and issuable upon exercise hereof have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), THE
                                                               --------
                  GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT") or under
                                                       -----------
                  the provisions of any OTHER applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act and under applicable state securities laws, INCLUDING THE EXEMPTION PROVIDED IN SECTION 10-5-9(13) OF THE GEORGIA ACT. These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the 1933 Act and under applicable state securities laws or pursuant to an effective registration statement issued pursuant to the 1933 act and applicable state securities laws; and in the case of an exemption, only if iconquest, llc has received an opinion of counsel satisfactory to it that such transaction does not require registration of any such securities under the 1933 act and applicable state securities laws.

                                     WARRANT

                            To Purchase 500 Units of
                                 ICONQUEST, LLC
               (Organized under the laws of the State of Georgia)
                            Expires: January 7, 2008

         THIS IS TO CERTIFY THAT MEDIABIN, INC., a Georgia corporation, or its permitted assigns ("Holder"), in exchange for consideration the receipt
                             ------
         and sufficiency of which is hereby acknowledged and subject to the terms and conditions set forth in this Warrant, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ICONQUEST, LLC, a Georgia limited liability company (the "Company"), FIVE HUNDRED (500) nonassessable units of membership
          -------
         interest of the Company, subject to adjustment as provided herein (the "Units"), in whole or in part, at an exercise price of $0.01 per Unit
          -----
         (the "Exercise Price") (subject to adjustment as provided herein).
               --------------

         THIS WARRANT, and the rights of the Holder hereunder, are subject to the terms, conditions and limitations set forth in that certain Warrant Purchase Agreement, dated of even date herewith, by and between MediaBin and the Company ("Purchase Agreement"), and the terms, conditions and limitations of the
  ------------------
Purchase Agreement are incorporated herein by this reference. All capitalized terms not defined herein shall have the meanings assigned to them in the Purchase Agreement.

1.       Exercise Period.
         ---------------
         1.1 The Holder may exercise this Warrant at any time, from time to time, until 5:00 P.M., Eastern Standard Time, on January 7, 2008 (the "Exercise Period"), on any "Business Day". As used herein, "Business Day" shall mean any day other than Saturday, Sunday or a day on which banks located in Atlanta, Georgia are closed.

         1.2 The Holder shall exercise this Warrant only with respect to that portion of the Warrant for which Holder has made a timely payment in full pursuant to the Purchase Agreement. By way of example, and not by way of limitation, if Holder has paid the Company thirty percent (30%) of the Purchase Price for the Units, then Holder shall have right to exercise the Warrant for thirty percent (30%) of the Units.

                  If the Holder fails for any reason whatsoever to make timely payments in full of the Purchase Price after the expiration if applicable notice and cure periods, as more particularly set forth in the Purchase Agreement, then this Warrant shall terminate automatically and shall be of no further force or effect with respect to those Units for which the Holder has not paid the Purchase Price.

         1.3 Subject to the provisions of Section 1.2 above, in the event that the Company provides written notice to the Holder prior to the expiration of the Exercise Period that the Company has initiated an underwritten public offering of Company securities, the Holder shall be required to exercise this Warrant and shall pay the Exercise Price in accordance with one of the alternative methods set forth in Section 2 below within ten (10) days after the receipt of such notice, unless exercise is prohibited by law, statute, rule or regulation (including without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976). In the event that Holder fails to exercise the Warrant within that ten-day period, the Warrant shall automatically terminate and be of no further force and effect.

         1.4 Subject to the provisions of Section 1.2 above, upon the closing of a merger or reorganization of the Company prior to the expiration of the Exercise Period, the result of which is that the Company shall be taxable corporation, Holder shall be obligated to exercise this Warrant concurrently with such closing, and shall pay the Exercise Price in accordance with one of the alternative methods set forth in Section 2 below. In the event that Holder fails to exercise this Warrant timely, this Warrant shall automatically terminate and be of no further force and effect.

2.   Method of Exercise;  Payment;  Issuance of New Warrant.  Subject to Section
     ------------------------------------------------------
     1.2 above, this Warrant may be exercised by the Holder hereof, in whole or in part during the Exercise Period, by either of the following, at the election of the Holder hereof: (a) the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed) at
                                                -----------
     the principal office of the Company and by the payment to the Company, by cash or certified funds, of an amount equal to the Exercise Price per Unit multiplied by the number of Units then being purchased; or (b) if in connection with a sale of Units pursuant to a registered public offering of the Company's securities, the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-2 duly executed), which
                                      -----------
     surrender may be made contingent upon the closing of such offering, at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company from the proceeds of the sale of Units to be sold by the Holder in such public offering of an amount equal to the Exercise Price per Unit multiplied by the number of Units then being purchased.

     The Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Units (and such Units shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

     No more than thirty (30) days after the exercise of this Warrant, the Company at its expense will cause to be delivered to the Holder, the Company's operating agreement ("Operating Agreement") which, upon such
                                     -------------------
     execution of the Operating Agreement by Holder and delivery to the Company, shall be the sole evidence of the Units acquired by Holder pursuant to the exercise of this Warrant.

     Unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Units, if any, with respect to which this Warrant shall not then have been exercised shall be issued to the Holder hereof as soon as practicable thereafter.

     Upon the exercise of this Warrant, the Holder shall, at the request of the Company, execute and deliver to the Company (a) the Operating Agreement, and (b) a reasonably satisfactory investment representation letter. The exercise of this Warrant is contingent upon the satisfaction of these requirements within ten (10) days following the Company's request therefor.

     The form and substance of the Operating Agreement shall be determined by the Company in its sole discretion and may contain restrictions on transfer, rights of first refusal, and buy-sell provisions. Notwithstanding the foregoing, the Operating Agreement shall provide that the income, expenses, profits and losses of the Company shall be allocated and/or distributed, as applicable, to Holder pari passu with those Units issued to Alan D. Sloan on November 2, 2001. Notwithstanding anything herein to the contrary and subject to Section 5 below, nothing herein shall prohibit or limit the Company's right to issue Units after the date hereof to any person or entity and such Units may rights and obligations which are materially different from the Units to be issued pursuant to this Warrant.

3.   Units Fully Paid; Reservation of Units. All Units that may be issued upon
     --------------------------------------
     the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of Units to satisfy Iconquest's obligations under this Warrant.

4.   Reorganization  of Company. If, after the second  anniversary of the date
     --------------------------
     hereof, either of the following conditions shall have first occurred, then the Holder shall have the right (but not the obligation) to require the Company take all corporate actions and make all filings necessary to reorganize the Company as a taxable corporation: (i) the Holder has exercised this Warrant in whole, or (ii) the Holder has tendered to the Company a Notice of Exercise indicating that this Warrant is being exercised in whole or that the Holder is exercising the last remaining portion of this Warrant, along with this Warrant and payment of the Exercise Price. The Company shall cause such reorganization to occur within fifteen (15) business days after the exercise of this Warrant in the case of (i) above or within fifteen (15) business days after receipt of such Notice of Exercise in the case of (ii) above.

5.   Adjustments to Exercise Price and Number of Units.
     -------------------------------------------------

     The number of Units for which this Warrant is exercisable, or the price at which such Units may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5.

     5.1      Anti-Dilution.
              -------------

              5.1.1   Sale of Units Below Holder's Original Price Per Unit.
                      ----------------------------------------------------
Subject to Section 5.1.2 below, if, the Company issues additional Units ("Additional Units") so that the total number of outstanding Units (assuming
  ----------------
Holder has exercised the Warrant in full) ("Total Number of Outstanding Units")
                                            ---------------------------------
exceeds ten thousand (10,000) (the "Initial Number of Units Issued") and if
                                    ------------------------------
further, the Company sells such Additional Units for a price below Three Hundred Forty-three and 87/100 dollars ($343.87) per Unit ("Holder's Original Price"),
                                                    -----------------------
then Company will notify Holder of such event. This Warrant shall be terminated and a replacement Warrant ("Replacement Warrant") shall be issued to Holder with
                            -------------------
a new Exercise Price ("Replacement Exercise Price"), all calculated as set forth
                       --------------------------
below:

                      A.   Calculation of New Exercise Price.
                           --------------------------------- -
                           (a)   First, multiply the Initial Number of Units
Issued by Holder's Original Price; then

                           (b)   Divide the  product in (a) by the sum of the
total number of Units outstanding after the sale of Additional Units (assuming Holder has exercised all of its Warrant for Units). This product shall be the Replacement Exercise Price.

                      B.   Calculation of Number of Units Purchasable  Pursuant
                           ----------------------------------------------------
to New Warrant. Divide $171,936.21 (which is the product of the Holder's
--------------
Original Price Per Unit multiplied by 500 Units) by the Replacement Exercise Price. This is the number of Units for which the Replacement Warrant shall be exercisable.

                      C.   Calculation of Purchase Price for Additional Units.
                           --------------------------------------------------
The consideration received by the Company for sale of Additional Units shall (A) to the extent it consists of cash be computed at the net amount of cash received by the Company after deduction of any expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale, (B) to the extent it consists of property other than cash or services, be computed at the fair value of that property or services as reasonably determined in good faith by the Company's manager.

              5.1.2   Exceptions to Section 5.1.1.
                      ---------------------------

                      (a) The provisions shall of Section 5.1.1 shall not be triggered, and Holder shall not be entitled to receive a replacement Warrant with a Replacement Exercise Price, as a result of the Company issuing up to fifteen hundred (1,500) Additional Units to its managers, officers, employees, consultants, vendors, customers, clients and partners ("Incentive Units") at
                                                        ---------------
prices below the Holder's Original Price Per Unit. If the Company issues more than 1,500 Incentive Units at a price below the Holder's Original Price Per Unit, then only those Incentive Units in excess of 1,500 shall be included in making the calculations set forth in Section 5.1.1. The number of Incentive Units shall be adjusted in accordance with the provisions of Sections 5.2, 5.3 and 5.4.

                      (b) After the first time Additional Units are issued, to determine whether Holder's rights set forth in Section 5.1.1 have been triggered and to make the calculations for the Replacement Warrant and the Replacement Exercise Price, the calculation of Total Number of Outstanding Units, the Initial Number of Units Issued, Holder's Original Price, and the Replacement Exercise Price shall be adjusted in accordance with the provisions of Sections 5.2, 5.3 and 5.4.

                      (c) The issuance by the Company of options, warrants, or other securities convertible into Units shall not be deemed to be the sale of additional Units within the meaning of Section 5.1.1 unless and until the holder of such options, warrants or other convertible securities actually exercises its rights pursuant to such securities and acquires the Units.

              5.1.3   Termination of Anti-Dilution Rights. This Section 5.1
                      -----------------------------------
shall automatically and immediately terminate and cease to be of any force or effect upon the first to occur of any of the following: (i) the Company has reorganized, the result of which is that the Company is treated as a taxable corporation under the Internal Revenue Code of 1986, as amended, (ii) the Holder has exercised this Warrant in whole or in part, (iii) Holder's rights to exercise this Warrant has expired or terminated for any reason whatsoever, (iv) subject to Holder's right to receive notice and have an opportunity to cure, the Holder breaches any of its covenants, representations or warranties set forth in the this Warrant or the Purchase Agreement, including, without limitation, the Holder's obligation to make timely payments of the Purchase Price.

     5.2      Dividends, Subdivisions and Combinations.  If during the
              ----------------------------------------
Exercise Period, the Company shall:

              (a)     pay a distribution on its Units payable in Units, or

              (b) subdivide or split its outstanding membership Units into a larger number of Units, or

              (c) combine or reclassify its outstanding membership Units into a smaller number of Units, then

                      (i) the number of then Units for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Units which a record holder of the same number of Units for which this Warrant is exercisable immediately prior to the occurrence of such event or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event, and

                      (ii) the Exercise Price shall be adjusted to equal the Exercise Price multiplied by a fraction, the numerator of which is the number of Units for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which is the number of Units for which this Warrant is exercisable immediately after such adjustment.

     5.3      Reclassification, Exchange or Substitution. Upon any
              ------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities or property issuable upon exercise or conversion of this Warrant, (i) Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities or property that Holder would have received if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event; and (ii) the Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new

Warrant. The provisions of this Section 5.3 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     5.4      Organic Change. If all or any portion of this Warrant shall be
              --------------
exercised subsequent to any merger, consolidation, exchange of securities, reorganization or liquidation of the Company or other similar event, as a result of which (i) the Units shall be changed into the same or a different number of securities of the same or another class or classes of securities of the Company or another entity, or (ii) the Units shall be entitled to the distribution of property of the Company as a result of liquidation of the Company, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of securities, or the property, as the case may be, which such Holder would have received if this Warrant, had been exercised immediately prior to such merger, consolidation, exchange of securities, reorganization or liquidation, or other similar event.

6.   Notices of Record  Date. In the event of any taking by the Company of a
     -----------------------
     record of its members for the purpose of determining members who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining member who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the Holder of this Warrant written notice to the extent and at such date as required by the Company's Operating Agreement and applicable law with respect to notice to members of such events of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the members. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the members.

7.   Fractional Units. No fractional Units will be issued in connection with any
     ----------------
     exercise hereunder, but in lieu of such fractional Units the Company shall make a cash payment therefor based upon the per Unit fair market value of the Units on the date of exercise. The fair market value of a Unit shall be determined in the sole discretion of the Company's Chief Financial Officer.

8.   Compliance with Securities Act; Disposition of Warrant or Units.
         ---------------------------------------------------------------

     8.1      Compliance with Securities Act.  This Warrant is subject to the
              ------------------------------
following:

         Neither this Warrant nor the Warrant Units have been registered under the Securities Act or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not (directly or indirectly) be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Warrant Units issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the Operating Agreement evidencing the Units shall bear substantially the following legend:

              THE UNITS REPRESENTED BY THIS OPERATING AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER. THE UNITS REPRESENTED BY THIS OPERATING AGREEMENT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND STATUTORY EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS.

         The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Units issued upon exercise of this Warrant with applicable federal and state securities laws. In furtherance of the foregoing, the Holder represents and warrants:

                  (i) The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

                  (ii) The Holder is acquiring this Warrant, and will acquire the Warrant Units, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant has not been, and the Warrant Units will not be, registered under the Securities Act or any Blue Sky Laws by reason of exemptions from the registration provisions of the Securities Act and such Blue Sky Laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations;

                  (iii) The Holder is familiar with the provisions of Rule 144 under the 1933 Act which permits the limited resale of restricted securities, subject to the satisfaction of certain conditions; and

                  (iv) The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities. The Holder has also had an opportunity to ask questions of officers of the Company, which were answered to Holder's satisfaction.

     8.2      Disposition of Warrant and Units. With respect to any offer, sale
              --------------------------------
              or other disposition of this Warrant or any Units acquired pursuant to the exercise of this Warrant prior to registration thereof, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, reasonably acceptable to the Company, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Units and indicating whether or not under the Securities Act this Warrant or such Units to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Units thus transferred shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Securities Act. Any transfer of this Warrant and/or the Units shall be made in compliance with this Warrant and the Operating Agreement, as applicable.

     8.3      Transferability of Warrant. This Warrant shall not be transferred
              --------------------------
              or assigned, in whole or in part, by Holder without the prior written consent of the Company. Notwithstanding the immediately preceding sentence, the Holder may transfer and assign its rights under this Warrant to an Affiliate (defined below) and such transfer and assignment shall be effective upon Holder promptly providing notice of same to the Company. As used herein, "Affiliate" shall means any entity or entities which directly or indirectly control or are controlled by Holder, where for the purposes of this definition, control means ownership of 50% or more of that entity's voting securities.

9.   Rights as Members; Information.
     ------------------------------

     9.1.     Member Rights. No Holder of this Warrant, as such, shall be
              -------------
              entitled to receive distributions, to have company profits or losses allocated to it, vote upon any matter submitted to members at any meeting thereof, or to receive notice of meetings, or be deemed the Holder of Units until this Warrant shall have been exercised and the Units purchasable upon such exercise shall have become deliverable, as provided herein.


     9.2.     Financial  Statements  and  Information.  The  Company  shall
              ---------------------------------------
              deliver to the Holder (i) sixty (60) days after the end of the fiscal year of the Company (commencing after the fiscal year ending on December 31, 2002), an unaudited, consolidated balance sheet of the Company as of the end of such year and an unaudited, consolidated statement of income, cash flows and members' equity for such year, which year-end financial reports shall be in reasonable detail and certified by the Company's President, and (ii) within thirty (30) days after the end of each fiscal quarter (other than the last fiscal quarter) (commencing after the fiscal quarter ending on March 31, 2002), unaudited, consolidated statements of income and cash flows for such quarter and an unaudited, consolidated balance sheet as of the end of such quarter, certified by the Company's President.


10.  Modification and Waiver. This Warrant and any provision hereof may be
     -----------------------
     changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11.  Notices. Any notice, request or other document required or permitted to be
     -------
     given or delivered to the Holder hereof or the Company shall be in writing and shall be delivered or sent to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the Holder upon personal delivery, or upon delivery by overnight courier or three days following deposit in the U.S. mail (sent registered or certified and postage prepaid).


12.  Binding Effect on Successors. This Warrant shall be binding upon any
     ----------------------------
     corporation succeeding the Company by reorganization, merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Units shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

13.  Lost Warrant. The Company covenants to the Holder hereof that upon receipt
     ------------
     of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any certificate for a Unit issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or Unit certificate, the Company shall make and deliver a new Warrant or Unit certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or Unit certificate.

14.  Descriptive  Headings. The descriptive  headings of the several  paragraphs
     ---------------------
     of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

15.  Governing  Law. THIS WARRANT  SHALL BE CONSTRUED  AND ENFORCED IN
     --------------
     ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA.

Date:  January 8, 2002                         ICONQUEST, LLC

                                               By:
                                                  ------------------------------
                                                  Alan D. Sloan, Manager
ACCEPTED:

MEDIABIN, INC.

By:
     ----------------------------
     David P. Moran, CEO

Address:
-------
7 Piedmont Center Suite 600
3525 Piedmont Road
Atlanta, GA 30305

EXHIBIT A-1


NOTICE OF EXERCISE
------------------

To:  ICONQUEST, LLC
     (Company Name)

     1. The undersigned hereby elects to purchase __________ Units of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Units in full

     2. Please issue a certificate or certificates representing said Units in the name of the undersigned or in such other name or names as are specified below:

---------------------------------
(Name)

---------------------------------
(Address)

---------------------------------
(Address)

     3. The undersigned represents that the aforesaid Units being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Units.


--------------                   -----------------------------------------------
    (Date)                                       (Holder Name)

                                 By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

EXHIBIT A-2


NOTICE OF EXERCISE
------------------

To:  ICONQUEST, LLC
     (Company Name)

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-___, filed on ____________, 200_, the undersigned hereby elects to purchase __________ Units of the Company (or such lesser number of Units as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant; or

     2. Please deliver to the custodian for the selling members/shareholders an Operating Agreement or stock certificate representing such __________ Units.

     3. The undersigned has instructed the custodian for the selling members/shareholders to deliver to the Company $__________ or, if less, the net proceeds due the undersigned from the sale of Units in the aforesaid public offering. If such net proceeds are less than the purchase price for such Units, the undersigned agrees to deliver the difference to the Company prior to the Closing.


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     (Date)                                      (Holder Name)

                                 By:
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                                    Name:
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                                    Title:
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